UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE OWL TECHNOLOGY FINANCE CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
BLUE OWL TECHNOLOGY FINANCE CORP. 2026 Annual Meeting Vote by June 24, 2026 11:59 PM ET

BLUE OWL TECHNOLOGY FINANCE CORP. 399 PARK AVE, 37TH FLOOR NEW YORK, NY 10022

V93712-P48677

You invested in BLUE OWL TECHNOLOGY FINANCE CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 25, 2026.

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast at www.virtualshareholdermeeting.com/OTF2026.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	To elect each of Eric Kaye and Victor Woolridge to the board of directors of Blue Owl Technology Finance Corp. (the “Company”) for three-year terms, each expiring at the 2029 annual meeting of shareholders and until their successors are duly elected and qualified; and

Nominees:

1a.	Eric Kaye	For

1b.	Victor Woolridge	For

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V93713-P48677